UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 390-2337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Results of Operational Review of Segment Business

On March 5, 2024, Twilio Inc. (the “Company”) issued a press release announcing the results of the operational review of its Segment business and provided financial targets for fiscal years 2024 and 2025. The Company also affirmed the earnings guidance for the first quarter ending March 31, 2024 that was provided by the Company on February 14, 2024. For more information about this guidance, refer to the press release, included as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 14, 2024.

A copy of the press release issued by the Company on March 5, 2024 is furnished herewith as Exhibit 99.1. The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.

Increased Repurchase Program Authorization

On March 4, 2024, the board of directors of the Company authorized an additional share repurchase program (the “Share Repurchase Program”) of $2 billion, such that the Company may repurchase up to approximately $2.2 billion of the Company’s Class A common stock, inclusive of the Share Repurchase Program and the approximately $200 million remaining available under the prior authorization.

Under the Share Repurchase Program, the Company may purchase shares of the Company’s Class A common stock from time to time through open market transactions, privately negotiated transactions, and other means in compliance with applicable securities laws, including through Rule 10b5-1 plans. The Share Repurchase Program is set to expire on December 31, 2024. The timing, manner, price and amount of any repurchases are determined by the Company at its discretion and depend on a variety of factors, including legal requirements, price and economic market conditions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press release issued by Twilio Inc. dated March 5, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

March 5, 2024	By:	/s/ Aidan Viggiano
	Name:	Aidan Viggiano
	Title:	Chief Financial Officer